UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)

September 24, 2004

SATELINX INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Colorado

0- 25715

880402908

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification Number No.)

2160 Rue de la Montagne, 7th Floor Montreal, Quebec, Canada

             H3G 2T3

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code  (514) 845-0084

______________________________________________________________________________

______________________________________________________________________________

Vectoria, Inc., 14 Place du Commerce, Ste. 350, Le Des Soeurs, Verdun, Canada  H3E LT5

(Former name or former address, if changed since last report)

Section 1 – Registrant's Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

Satelinx International Inc., a Nevada corporation previously known as Vectoria Inc. (referred to herein as the “Company”), previously reported that on September 2, 2004, it entered into a Share Exchange Agreement with the shareholders of STS Tracking Systems Inc. ("STS"), whereby the Company agreed to issue 22,000,000 shares of its common stock in exchange for all of the issued and outstanding shares of common stock of STS. The transaction was approved on September 2, 004, by shareholders owning a majority of the Company’s

On November 17, 2004, the acquisition of STS was completed.

STS is a provider of tracking systems and integrated asset location services with its headquarters located in Montreal, Quebec, Canada. STS has converged wireless communications (GSM) and the Internet with global positioning (GPS/GPRS) technology enabling end-to-end mobile asset and vehicle location and monitoring solutions combining real-time GPS positioning and wireless communications systems delivering precise, time-critical mobile asset status and history information for increased security, greater loss control and telematics services.

Section

 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrants' Certifying Accountant

(a) Resignation of Accountant

On September 24, 2004, the Board of Directors of STS International Inc. (the " Company") dismissed Amisano Hanson, the Company’s independent auditors.  Amisano Hanson audited the Company's consolidated financial statements for the fiscal years 1998 to 2002.

The reports of Amisano Hanson accompanying the audit for the fiscal years December 31, 2001 and December 31, 2002 were not qualified or modified as to audit scope or accounting principles. However, such reports did contain a modification with regards to the entity's ability to continue as a going concern.

During our two fiscal years ended December 31, 2001 and December 31, 2002, and during the period from December 31, 2002 to September 24, 2004, there were (1) no disagreements between the Company and Amisano Hanson on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure; (2) no reportable events as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-B promulgated by the Securities and Exchange Commission ("Regulation S-B"); and (3) no matters identified by Amisano Hanson  involving our internal control structure or operations which was considered to be material weakness.

The Company did not prepare financial statements for its fiscal year ended December 31, 2003 and present them to Amisano Hanson for audit.

Prior to the filing of this Current Report on Form 8-K, the Company provided Amisano Hanson with a copy of this Form 8-K and a request to provide the Company will a letter as to whether or not Amisano Hanson agrees with the disclosures made herein. As of the time that this Form 8-K was filed, the Company had not received such letter. Upon receipt of the letter, the Company will file an amendment to this 8-K and file the letter as exhibit thereto.

(b) Engagement of New Accountant

On September 24, 2004, the Board of Directors of the Company appointed Schwartz Levitsky Feldman, LLP as the Company’s new independent accountants.   The Company undertook this action due to the fact that the Company is based in Montreal, Quebec and has determined that it would be in the best interests of the Company to have its independent accountants in the city where the Company will be conducting its business operations.

During its two most recent fiscal years ended December 31, 2003, the Company did not consult with Schwartz Levitsky Feldman, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of opinion that might be rendered regarding our financial statements, nor did the Company consult with Schwartz Levitsky Feldman, LLP with respect to any accounting disagreement or any reportable event as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 15, 2004, Jean-François Amyot was appointed President of the Company by the Board of Directors. Mr Amyot is President of Finkelstein Capital, a mergers and acquisition consulting firm specializing in the smallcap securities market and has been with this firm since October 2003. Prior to becoming a President of Finkelstein Capital, Mr. Amyot served as Chairman, President and Chief Executive Officer of publicly traded China Xin Network Media Corporation.  Mr. Amyot joined this company in January 2000. During such time, Mr. Amyot was responsible for the establishment of several joint ventures with the State Development Corporation (Industry Canada Equivalent).  Prior to his position with China Xin Network Media Corporation, Mr. Amyot founded Options Management Services, a consulting firm specializing in international business development strategies and implementation of tactical sales force to the financial information industry.  Mr. Amyot served as President of Options Management Services for seven (7) years and throughout those seven (7) years, the company supplied services to information providers such as Reuters, Standard & Poors, Market Communication Group, Starfish Systems and the MarketNet Group. Mr. Amyot is the Chairman of the Board of Directors of Bio-Tracking Security Inc., a public reporting company that trades on the OTC:BB.

As a result of the acquisition of STS discussed above under Section 1, Item 1.01, Finkelstein Capital will receive a total of 3.5 million shares of the Company’s common stock in trust as finders’ fees for such acquisition. Of such shares, Finkelstein Capital will retain 100,000 in its name. As discussed in the immediately preceding paragraph, Mr. Amyot is the President of Finkelstein Capital. Also, 100,000 of the 3.5 million shares will be issued to Toyma Capital Inc., of which Mr. Amyot is the President. Toyma Capital is also a one-fourth owner Finkelstein Capital. Mr. Amyot is also one of the beneficial owners of the Amyot Family Trust, which owns Toyma Capital Inc.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Within 71 days from the filing date of this Form 8-K, the Company will file an amendment to this Form 8-K and include as exhibits the audited financial statements of Satelinx Tracking Systems Inc. for the fiscal year ended December 31, 2003 and interim financial statements for the period ended September 30, 2004. The Company will also file pro forma financial information showing the affects of the acquisition of Satelinx Tracking Systems Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:

November 23, 2004

SATELINX INTERNATIONAL INC.

By:/s/ Jean-Francois Amyot

Name:  Jean-François Amyot

Title:    President